UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Schedule 14A

Proxy Statement pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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CUI Global, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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CUI Global, Inc.
20050 SW 112th Avenue
Tualatin, Oregon 97062
Phone (503) 612-2300.

June 14, 2011

Dear Stockholders:

We are pleased to invite you to attend our Special Meeting of Stockholders to be held on Tuesday, August 23, 2011, at 9:00 a.m. PST in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062.  The Board of Directors has fixed the close of business on June 21, 2011 as the record date for the determination of Stockholders entitled to receive notice of, and to vote at, the Special Meeting.  For your convenience, we are also pleased to offer a live webcast of our Special Meeting to allow you to view the meeting on the Investor Relations section of our web site at www.CUIGlobal.com.

Details of the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail and in this proxy statement.  We have also made available a copy of our 2010 Annual Report to Stockholders with this proxy statement.  We encourage you to read our Annual Report.  It includes our audited financial statements and provides information about our business and products.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules.  Our management is constantly focused on improving the ways people connect with information and believes that providing our proxy materials over the internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Special Meeting.  If you want more information about the Special Meeting, please see the Questions and Answers section of the proxy statement under the heading General Information or visit the Stockholders Meeting section of our Investor Relations website.

As you all know, during the past several years, CUI Global has undergone a remarkable change.  We have transformed what had been a pre-revenue, patent portfolio company into a revenue generating, global, IP-driven, technology platform company designed and committed to rapidly and efficiently introducing new technologies into a variety of markets.  Among the many accomplishments we have made during the three years following our acquisition of CUI, Inc. in 2008, we have:
•	Grown our top line revenue from less than $20,000,000 in 2008 to more than $40,000,000 in 2010;
•	Reduced our acquisition and other long-term debt from over $40,000,000 in 2008 to approximately $16,000,000 in 2011;
•	Acquired CUI-Japan and exciting new technologies like our Novum, Solus, and Vergence (GasPT2) product lines; and,
•	Positioned ourselves as a leader in digital power control and electronic components, motion control, and industrial test & measurement devices used by major global brands.

Having reached many of those milestones in the last few months, the Company is now at a stage in its development wherein it needs to focus on broadening its investor base and dramatically increasing its exposure to larger financial markets, while providing a liquidity event for its current investors.

With all of that in mind, this Proxy asks our shareholders to consider a proposal to effect a reverse stock split of the issued and outstanding shares of the Company’s $0.001 par value common stock at any time prior to June 30, 2012 at a ratio of up to one for fifty (1 for 50), as determined by the board of directors.

The proposal will allow the Company to immediately begin the process of “up-listing” its shares to a national exchange, either the Nasdaq or NYSE-Amex, LLC, providing the Company and its shareholders with, among other things:
•	Immediate access to a much larger national financial market;
•	Immediate access to institutional and other large scale investors;
•	The ability to market and publicize performance, design wins, and other relevant information to a larger audience; and,
•	The ability to provide our shareholders with access to a national stock exchange wherein their shares will be available to a much broader market.

As always, we recognize our shareholders for their continued support and we look forward to providing more value and return on investment to each of you during the coming year.  We look forward to seeing you at our Special Meeting.

Kind regards,

/s/ William J. Clough
William J. Clough
President/Chief Executive Officer

CUI Global, Inc.

Special Meeting of Stockholders

A Special Meeting of Stockholders will be held on Tuesday, August 23, 2011, at 9:00 a.m. PST in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062.

To: The Stockholders of CUI Global, Inc.

We will hold a Special Meeting of Stockholders on Tuesday, August 23, 2011, at 9:00 a.m. PST in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062 (the “Special Meeting”) for the following purposes:
1.
To effect a reverse stock split of the issued and outstanding shares of the Company’s $0.001 par value common stock at any time prior to June 30, 2012 at a ratio of up to one for fifty (1 for 50), as determined by the board of directors in its sole discretion.  No fractional shares will be issued: If the number of "pre-split" common shares is not evenly divisible by the ratio number, the "pre-split" shares will round up to the next number that is divisible by the ratio number.  The number of authorized common stock shall remain unaffected and the par value shall remain at $0.001 per share.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice.  The Board of Directors has fixed the close of business on June 21, 2011 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting of Stockholders.  For a period of at least ten days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting will be open to examination by any stockholder during ordinary business hours at the offices of the Company, 20050 SW 112th Avenue, Tualatin, Oregon 97062.

Your vote is very important.  All stockholders are cordially invited to attend the Special Meeting.  Whether or not you plan to attend the Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible.  For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Special Meeting beginning on page 3 of the proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

To assure your representation at the Special Meeting of Stockholders, we ask that you vote as promptly as possible.  Your stock will be voted in accordance with the instructions you give in your proxy.  You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the Special Meeting.

By Order of the Board of Directors

/s/ Bradley J. Hallock
Corporate Secretary
Tualatin, Oregon
June 14, 2011

WE URGE YOU TO VOTE AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY INTENDING TO ATTEND THE MEETING.  THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.  IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (WHICH WILL BE MADE AVAILABLE TO YOU SEPARATELY) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

CUI GLOBAL, INC.

Proxy Statement

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CUI Global, Inc. (the “Company") for use at the Special Meeting of Stockholders to be held on Tuesday, August 23, 2011, at 9:00 a.m. PST in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062 and for any postponements or adjournments thereof.  Please vote your shares of CUI Global, Inc. common stock and preferred stock.  Your vote at the Special Meeting is important to us.  Whether or not you plan to attend the Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible.  For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Special Meeting beginning below in this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.  The Proxy Statement and the accompanying materials are being made available to the stockholders on or about July 11, 2011.

General Information about the Special Meeting

Q: Why am I receiving these materials?
A: Our board of directors has made these materials available to you on the internet or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at the CUI Global Special Meeting of Stockholders, which will take place on Tuesday, August 23, 2011, at 9:00 a.m. PST in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062.  As a stockholder, you are invited to attend the Special Meeting and you are requested to vote on the item(s) of business described in this proxy statement.

Q: What information is contained in this proxy statement?
A: The information in this proxy statement relates to the proposal(s) to be voted on at the Special Meeting, the voting process, the compensation award process of our directors and most highly paid executive officers, corporate governance and information on our board of directors and certain other required information.

Q: Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our 2010 Annual Report on Form 10-K, to our stockholders by providing access to such documents on the internet instead of mailing printed copies.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the internet.  The Notice also instructs you as to how you may submit your proxy on the internet.  If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

Q: I share an address with another stockholder and we received only one paper copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?
A: We have adopted a procedure called “householding” which the SEC has approved.  Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the 2010 Annual Report to Stockholders to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.  This procedure reduces environmental impact as well as our printing costs, mailing costs and fees.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and the Annual Report to Stockholders to any stockholder at a shared address to which we delivered a single copy of any of these documents.  To receive a separate copy of the Notice and, if applicable, these proxy materials or the Annual Report to Stockholders, stockholders may telephone, write or email us as follows: (503) 612-2300; 20050 SW 112th Avenue, Tualatin, Oregon 97062; investors@CUIGlobal.com.

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q: How do I get electronic access to the proxy materials?
A: The Notice will provide you with instructions regarding how to:
•	View our proxy materials for the Special Meeting on our internet website, www.CUIGlobal.com and
•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact on the environment of printing and mailing these materials.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Is the Special Meeting going to be webcast?
A: For your convenience, we are pleased to offer a live webcast of our Special Meeting on the Investor Relations section of our web site at www.CUIGlobal.com.

Q: Can I participate in the question-and-answer portion of the Special Meeting without attending the Special Meeting?
A:  No.  The live webcast will be only visual and audio; there will be no opportunity to participate in the question-and-answer portion of the Special Meeting unless you are present at the meeting.

Q: How can I vote my shares in person at the Special Meeting?
A: Shares held in your name as the stockholder of record may be voted by you in person at the Special Meeting.  Shares held beneficially in street name may be voted by you in person at the Special Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions as described herein so that your vote will be counted if you later decide not to attend the meeting.

Q: How shall I sign my name on the proxy card?
A: The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to CUI Global in validating your vote if you fail to sign your proxy card properly.
•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
•	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.
•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Q: How can I vote my shares without attending the Special Meeting?
A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting.  If you are a stockholder of record, you may vote by proxy.  You can vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.  If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Q: May I change my vote?
A: You may change your vote at any time prior to the taking of the vote at the Special Meeting.  If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to CUI Global’s Corporate Secretary at CUI Global Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062 prior to your shares being voted or (3) attending the Special Meeting and voting in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person.

Q: Is my vote confidential?
A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within CUI Global or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to CUI Global management.

Q: How many shares must be present or represented to conduct business at the Special Meeting?
A:  The presence at the Special Meeting, in person or by proxy, of the holders of one third of the aggregate voting power of the Common and Preferred Stock outstanding on the record date will constitute a quorum.  Each share of common stock and each share of Series A Convertible Preferred Stock is entitled to one vote.  As of the date of this Proxy Statement, 219,282,472 shares of common stock and 50,543 shares of Series A Convertible Preferred Stock were outstanding and entitled to vote at the Special Meeting.  No shares of Series B and Series C shares were outstanding at the Record Date.  Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.  Unless otherwise indicated, all references herein to percentages of outstanding shares of stock are based on such numbers of shares outstanding.  Shares entitled to vote are referred to hereafter as “Voting Shares”.

Q: What shares can I vote?
A: Each share of CUI Global common stock and Class A preferred stock issued and outstanding as of the close of business on the Record Date for the Special Meeting is entitled to be voted on all items being voted on at the Special Meeting.  You may vote all shares owned by you as of the Record Date, including: (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee.  As of the date of this Proxy Statement, we had 219,282,472 shares of common stock and 50,543 shares of Class A preferred stock issued and outstanding.

Q: How many votes am I entitled to per share?
A: Each holder of shares of common stock and Class A preferred stock is entitled to one vote for each share held as of the Record Date.

Q: What happens if additional matters are presented at the Special Meeting?
A: Other than the proposed reverse stock split as described in this proxy statement, we are not aware of any other business to be acted upon at the Special Meeting.  If you grant a proxy, the persons named as proxy will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Many CUI Global stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by CUI Global.  As the stockholder of record, you have the right to grant your voting proxy directly to CUI Global or to vote in person at the Special Meeting.  If you requested to receive printed proxy materials, CUI Global has enclosed or sent a proxy card for you to use.  You may also vote on the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Special Meeting?”

Beneficial Owner
If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like the majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization.  As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares and you are also invited to attend the Special Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting.  If you do not wish to vote in person or you will not be attending the Special Meeting, you may vote by proxy.  You may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Special Meeting?”

If you hold your shares in "street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.  Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Q: Who will bear the cost of soliciting votes for the Special Meeting?
A: CUI Global will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur.  If you choose to vote by telephone, you are responsible for telephone charges you may incur.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Special Meeting?
A: We intend to announce preliminary voting results at the Special Meeting and publish final results in our Annual Report on Form 10-K for the year ending December 31, 2011.  We also plan to disclose the vote results on our website at www.CUIGlobal.com as soon as possible after the Special Meeting.

Q: What items of business will be voted on at the Special Meeting?
A: The items of business scheduled to be voted on at the Special Meeting are:
•
To consider a proposal to effect a reverse stock split of the issued and outstanding shares of the Company’s $0.001 par value common stock at any time prior to June 30, 2012 at a ratio of up to one for fifty (1 for 50), as determined by the board of directors in its sole discretion.  No fractional shares will be issued: If the number of "pre-split" common shares is not evenly divisible by the ratio number the "pre-split" shares will round up to the next number that is divisible by the ratio number.  The number of authorized common stock shall remain unaffected and the par value shall remain at $0.001 per share.

•	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Q: What is a reverse stock split?
A: The reverse stock split, as proposed in this proxy statement, will cause the number of all issued and outstanding shares of common stock to be reduced to a lesser number of common shares.  Each issued and outstanding share of common stock shall be divided by the ratio number, up to fifty, as determined by the board of directors in its sole discretion.  For example, if you own 10,000 shares of CUI Global stock and IF the ratio number determined by the board of directors is 25, a one-for-twenty five reverse stock split will reduce your number of common shares to 400 shares after the reverse split.  If the number of common shares you own is not evenly divisible by the ratio number, your pre-split shares will round up to the next number that is divisible by the ratio number.  For example, if you own 10,003 shares of CUI Global stock and IF the ratio number is twenty five (25), a one-for-twenty five reverse stock split will reduce your number of common shares to 401 shares after the reverse split.  Or, if you own 10,019 shares of CUI Global stock, a one-for-twenty five reverse stock split will reduce your number of common shares to 401 shares after the reverse split.

Q: Is a reverse stock split a good or bad thing?
A: Actually, the reverse split is neutral; it is neither good nor bad.  The company valuation remains the same; it is the capital structure that has changed.  Many institutional investors and mutual funds have rules against purchasing a stock whose price is below some minimum and/or not listed on a nationally recognized stock exchange.  Such a reverse split will assist in making the company eligible for listing on a nationally recognized stock exchange such as the NYSE Amex LLC, formerly, the American Stock Exchange or the Nasdaq Stock Market.  It is the intent of the company to only execute this reverse split in conjunction with an up-listing to such a nationally recognized exchange (i.e., either the NYSE Amex LLC or the Nasdaq Stock Exchange).

Q: Could the Reverse stock Split lower the value of my investment
A: The reverse stock split will reduce the number of shares you own and, in theory, could increase the share price proportionately, but there is no assurance that the value of your stock will increase, in fact, the value of your investment could decrease.  Even if a reverse stock split is initiated for a very good reason, in some instances, it can result in a lowering of the stock price.

Q: Will the reverse split affect the value of my common stock?
A:  No one can predict the value of your stock.  In theory, because the total number of issued and outstanding common stock is reduced by the ratio number, then the value of your stock should increase by the same ratio number.  Such a proportional increase occurs very rarely, however, and you would be unwise to anticipate such an increase in value.

Q: Will the reverse split change the number of common shares authorized or par value?
A:  No, CUI Global is authorized by the state of Colorado to issue up to 325,000,000 shares of $0.001 par value common stock.  This number of authorized shares will not be changed and neither will the $0.001 par value be changed.

Q: Will the reverse split affect my proportionate ownership in CUI Global?
A:  No, your proportionate ownership represented by your common stock ownership will not change.  For example, if you own 10,000 shares of CUI Global stock and that stock currently represents a 0.001% ownership of CUI Global, after the reverse stock split your common shares will represent approximately the same ownership interest in CUI Global because every share of outstanding common stock is reduced by the same ratio number.

Q: Has the Board of Directors recommended this reverse stock split?
A: Yes, the Board of Directors has recommended this reverse stock split.

Q: How does the board of directors recommend that I vote?
A: Our board of directors recommends that you vote your shares “FOR” the reverse split of the issued and outstanding shares of the Company’s $0.001 par value common stock.  Unless you give other instructions on your proxy card or electronically (internet or telephone), the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

Q: Why has the Board of Directors recommended this reverse stock split?
A:  The Board of Directors reasons that our stock price is too low to attract large institutional investors to buy our stock and that a reverse stock split is a method to increase the stock price.  Many institutional investors and mutual funds, for example, have rules against purchasing a stock whose price is below some minimum.  In anticipation of the resulting share price increasing sufficiently to reach NYSE Amex LLC, formerly, the American Stock Exchange or the Nasdaq Stock Market minimum price per share threshold, we believe that CUI Global will be suited for listing our stock on either the NYSE Amex LLC Stock Market (hereafter referred to as the "Amex") or the Nasdaq Stock Market.

Q: Is NYSE Amex LLC the New York Stock Exchange?
A: No, in March 2009 the entity that many people call the "New York Stock Exchange" acquired the entity that was commonly referred to as the "American Stock Exchange" and renamed it to "NYSE Amex LLC".

Q: How does the Nasdaq differ from NYSE Amex LLC?
A: Nasdaq is an acronym for National Association of Securities Dealers Automated Quotations.  The Nasdaq Stock Market and NYSE Amex LLC serve a very similar purpose as licensed national securities exchanges, but are separate and distinct entities.  Both are regulated by the Financial Industry Regulatory Authority (FINRA) which is a non-governmental organization that performs financial regulation of member brokerage firms and exchange markets.

Q: How are fractional shares handled resulting from the reverse split?
A: Each issued and outstanding share of common stock shall be divided by the ratio number, as determined by the board of directors in its sole discretion.  Fractional “post-split” shares shall be rounded up to a single share; thus, if the number of common shares you own is not evenly divisible by the ratio number, your pre-split shares will round up to the next number that is divisible by the ratio number.  For example, if you own 10,003 shares of CUI Global stock and IF the ratio number is twenty five (25), a one-for-twenty five reverse stock split will reduce your number of common shares to 401 shares after the reverse split.  Or, if you own 10,019 shares of CUI Global stock, a one-for-twenty five reverse stock split will reduce your number of common shares to 401 shares after the reverse split.

Q: How may I vote?
A: Regarding the reverse stock split, you may vote “FOR”, "AGAINST" or “WITHHOLD”.

Q: How many shareholder votes are required to approve the reverse split?
A: Under Colorado law and CUI Global’s Restated Articles of Incorporation, one third of the shares of our Common Stock and Preferred Stock outstanding as of the Record Date constitutes a quorum.  If a quorum exists, the affirmative vote (FOR) of a simple majority of the votes cast at the Special Meeting is required to approve the reverse stock split.  A properly executed proxy marked "Withhold" with respect to the reverse stock split will not be voted with respect to the reverse stock split, although it will be counted for purposes of determining whether there is a quorum.  Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” the reverse stock split.

Q: Do we anticipate being listed on the NYSE Amex LLC (Amex) or the Nasdaq Stock Market (Nasdaq)?
A: Our prospective listing on the Amex or Nasdaq is predicated on stockholder approval of the proposed reverse stock split to be voted on by the shareholders at this Special Meeting of Shareholders.  There is no assurance that the shareholders will approve the reverse split, in which event, our ability to meet the minimum national stock market listing requirements and ultimate listing on Amex or Nasdaq is uncertain.

Q: If the stockholders approve the reverse stock split is our listing on Amex or Nasdaq assured?
A: Although we feel that we will meet the minimum requirements for listing on Amex or Nasdaq, there is no assurance that the Listing Application we anticipate to file with Amex or Nasdaq will be accepted or become effective.  One of the Amex and Nasdaq listing requirements is that the bid price of our common stock reaches a specified minimum per share and that, after listing, the Amex and Nasdaq rules provide that, for an issue to be eligible for continued listing it may not appear that the aggregate market value of our common stock has become so reduced as to make further dealings inadvisable.   There is no assurance that our stock price will achieve the minimum amount and that our stock price will continue to meet the minimum requirement for continued listing.  Bid price rules must be thoroughly considered because the characteristics of future securities often exert downward pressure on the bid price of the Company's common stock.  Specifically, dilution from the discounted conversion of convertible stock or promissory notes may result in a significant decline in the price of the common stock.

EXCEPT AS OTHERWISE INDICATED, ALL PER SHARE INFORMATION IN THIS PROXY STATEMENT IS PRESENTED WITHOUT GIVING EFFECT TO THE PROPOSED REVERSE STOCK SPLIT.

Proposal to be Considered

Approval of a Common Stock Reverse Stock Split

Overview and History
On May 26, 2011, the board of directors adopted a resolution declaring that a reverse stock split, as described below is advisable and directing that a proposal to approve the reverse stock split be submitted to our stockholders for approval.

Description of the Reverse Stock Split
The Board of Directors adopted a recommendation for the Company’s stockholders to approve a reverse stock split of the issued and outstanding shares of the Company’s $0.001 par value common stock at any time prior to June 30, 2012 at a ratio of up to one for fifty (1 for 50), as determined by the board of directors in its sole discretion.  No fractional shares will be issued: If the number of "pre-split" common shares is not evenly divisible by the ratio number, the "pre-split" shares will round up to the next number that is divisible by the ratio number.  The number of authorized common stock shall remain unaffected and the par value shall remain at $0.001 per share.

If the stockholders approve the reverse split, upon the filing of documentation with the Financial Industry Regulatory Authority (FINRA) and the CUI Global stock transfer agent, Computershare Trust Company, N. A., it will become effective.  After the reverse stock split becomes effective, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities.

Required Vote and Recommendation
Under Colorado law and CUI Global’s Restated Articles of Incorporation, one third of the shares of our Common Stock and Preferred Stock outstanding as of the record date constitutes a quorum.  If a quorum exists, the reverse stock split is approved if the Common Stock and Preferred Stock votes cast favoring the reverse stock split exceed the votes cast opposing the reverse stock split.

Shares of our Common Stock and Preferred Stock are entitled to one vote per share.

The Board of Directors believes that the approval of this reverse stock split is in the best interest of the Company and its shareholders and recommends a vote FOR the approval of the reverse stock split.

Discussion of the Proposed Reverse Split
of the Company’s Common Stock

The Company’s Common Stock is traded on the OTC Bulletin Board (OTC:BB) under the trading symbol "CUGI".  The following table sets forth, the high and low bid prices of its Common Stock for the four quarters of 2009 and 2010 and the first quarter of 2011 as reported by the National Quotation Bureau.  The bid prices quoted on the OTC:BB reflect inter-dealer prices without retail mark-up, markdown or commission and may not represent actual transactions.

Year	Quarter	High Bid	Low Bid
2009	First Quarter	.340	.160
	Second Quarter	.380	.160
	Third Quarter	.250	.160
	Fourth Quarter	.250	.070
2010	First Quarter	.140	.070
	Second Quarter	.150	.060
	Third Quarter	.250	.120
	Fourth Quarter	.360	.130
2011	First Quarter	.290	.180

Description of Securities
The Company currently has authorized 325,000,000 common shares $0.001 par value and 10,000,000 preferred shares $0.001 par value.  Of the 10,000,000 authorized preferred shares, 5,000,000 shares have been designated as Series A Convertible Preferred, 30,000 shares have been designated as Series B Convertible Preferred and 10,000 shares have been designated as Series C Convertible Preferred.  As of May 31, 2011, the Company’s outstanding shares consisted of 219,282,472 shares of common, 50,543 shares of Series A Convertible Preferred Stock and no shares of Series B and Series C Convertible Preferred Stock.  As of May 31, 2011, the Company had in excess of 3,000 shareholders of record.

The holders of Common Stock and Series A and Series C Convertible Preferred are entitled to one vote per share and holders of Series B Convertible Preferred shares are entitled to one thousand votes per share for all purposes and do not have cumulative voting rights.  There is a restriction on the payment of any common stock dividends because any cumulative preferred stock dividends are required to be paid prior to the payment of any common stock dividends.  Also, the retained earnings of the Company would be restricted upon an involuntary liquidation by the cumulative unpaid preferred dividends to the preferred stockholders and for the $1.00 per share Series A and $240 per share Series B liquidation preferences.  Holders of the Company’s Common Stock do not have any pre-emptive or other rights to subscribe for or purchase additional shares of capital stock, no conversion rights, redemption or sinking-fund provisions.

The Company has not paid any dividends on its common stock since inception and expects to continue to retain all earnings generated by its operations for the development and growth of its business and does not anticipate paying any cash dividends to its common shareholders in the foreseeable future.  The payment of future dividends on the common stock and the rate of such dividends, if any, will be determined by the Company’s Board of Directors in light of its earnings, financial condition, capital requirements and other factors.

The Board of Directors believes that the best interests of the Company and its stockholders will be served by effecting a reverse split of the Company’s presently issued and outstanding shares of common stock.  The Board of Directors adopted a recommendation for the Company’s stockholders to approve this reverse stock split of the issued and outstanding shares of the Company’s $0.001 par value common stock at any time prior to June 30, 2012 at a ratio of up to one for fifty (1 for 50), as determined by the board of directors in its sole discretion.  Further providing that no certificate or scrip representing fractional shares of common stock will be issued; thus, no fractional shares will be issued.  If the number of "pre-split" common shares is not evenly divisible by the ratio number, the "pre-split" shares will round up to the next number that is divisible by the ratio number and the number of authorized common stock shall remain unaffected and the par value shall remain at $0.001 per share.

If the stockholders approve the reverse split, upon the filing of documentation with the Financial Industry Regulatory Authority (FINRA) and the CUI Global stock transfer agent, Computershare Trust Company, N. A., it will become effective.  After the reverse stock split becomes effective, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities.

There were approximately 3,000 beneficial owners of our common stock as of May 31, 2011.  The reverse split is not expected to cause a significant change in the number of beneficial owners of our common stock.  The Company has no plans for the cancellation or purchase of shares of common stock from holders of a nominal number of shares following the reverse split and has no present intention to take the Company private through the reverse split or otherwise.

The proposed reverse split will not affect any stockholder’s proportionate equity interest in the Company or the rights, preferences, privileges or priorities of any stockholder, other than an adjustment, which may occur due to fractional shares.  Likewise, the proposed reverse split will not affect the total stockholders’ equity in the Company or any components of stockholders’ equity as reflected on the financial statements of the Company except to change the number of issued and outstanding shares of capital stock.  There would be no increase or decrease in the Company’s “stated capital” account or “capital in excess” account (excess of the Company’s net assets over the Company’s stated capital).  In addition to the number of outstanding shares of common stock, the Company will need to adjust the historical earnings per share on its financial statements.  No other adjustment will be required in the Company’s financial statements as a result of the reverse split.

The following table illustrates the principal effects of several reverse split ratios on the common stock, stock awards, warrants, and convertible or exchangeable securities:

Common Stock	Pre-Reverse Split	Post-Reverse Split (1:20)	Post-Reverse Split (1:30)	Post-Reverse Split (1:40)	Post-Reverse Split (1:50)
Authorized	325,000,000	325,000,000	325,000,000	325,000,000	325,000,000
Issued and Outstanding	219,282,472	10,964,124	7,309,416	5,482,062	4,385,650
Series A Convertible Preferred1	277,986	13,900	9,267	6,950	5,560
Warrant Exercises2	6,342,620	317,131	211,421	158,566	126,853
Equity Compensation Plans, Options Issued 3	8,771,155	438,558	292,372	219,279	175,424
Equity Compensation Plans, Options Available4	1,677,545	1,677,545	1,677,545	1,677,545	1,677,545
Available for issuance	88,648,222	311,588,742	315,499,979	317,455,598	318,628,968

Footnotes to table:

1.	277,986 common shares reserved for conversion of Series A Convertible Preferred
As of December 31, 2010, the Company had 50,543 shares of Series A Convertible Preferred stock outstanding and no shares of Series B.  The Series A preferred shares convert to common shares at a ratio of four common shares plus one common bonus share for each share of Series A Preferred.  As of May 31, 2011, there is $5,054 in accrued Series A Preferred dividends that convert into 25,271 shares of the Company's common stock at a per share price of $0.20 for certain shareholders who elected to convert accrued dividends to common shares.
2.	6,342,620 common shares reserved for warrant exercise
The following describes common shares underlying warrants:
i.
6,040,485 to our CEO and Executive VP as partial consideration for conveyance of the WayCool technology to the company.  These warrants may be exercised any timer before July 5, 2011 at a price of $0.20 per share.

ii.	302,135 shares to an investor as bonus shares in consideration for two investments made in 2006. These warrants may be exercised at any time before August 14, 2012 at a price of $0.01 per share.
3.	8,771,155 common shares reserved for outstanding options issued under our Equity Compensation Plans
As of May 31, 2011 there were reserved for issuance an aggregate of 8,421,155 shares of common stock for options outstanding under the Company’s 2008 Equity Incentive Plan and the Company’s 2009 Equity Incentive Plan (Executive) and an option of a former employee to purchase 350,000 common shares.  All of the outstanding options include provisions for adjustment in the number of outstanding options and the related exercise price in the event of a reverse stock split.  If the reverse split is approved and becomes effective, the number of shares outstanding under these plans will be reduced and the exercise price per share will be increased by the reverse split ratio number.
4.	1,677,545 common shares authorized for issuance under our Equity Compensation Plans
As of May 31, 2011, the Company has 1,677,545 common shares authorized and available for issuance under the Company option plans which shares shall remain unaffected by the proposed reverse split.

Purpose of the Reverse Split
The Board of Directors believes the completion of the reverse split will cause the minimum bid price of the common stock to increase.  There can be no assurance, however, that the reverse split will result in any change in the price of the common stock or that, if the price of the common stock does increase as a result of the reverse split, the amount or duration of such increase.

Further, the Board of Directors believes that the total number of shares currently outstanding is disproportionately large relative to the Company’s present market capitalization.  Moreover, when such a large number of shares are outstanding, earnings per share is affected only by a significant change in net earnings.  If a smaller number of shares were outstanding, management would be more likely to see its revenue efforts and cost savings reflected in the Company’s earnings per share.

The Board of Directors also believes that the reverse split may result in a broader market for the Common stock than currently exists due to the anticipated increase of the per share price.  The Board of Directors believes that the present level of per share market prices of the common stock impairs the acceptability of the stock by portions of the financial community and the investing public.  Theoretically, the price per share of stock should not, of itself, affect the community; however, in practice, the price per share does affect the stock because many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks.  The increased price per share may encourage interest and trading in the common stock and possibly promote greater liquidity for the Company’s stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the reverse split.  Nonetheless, there is no assurance that these effects will occur or that the per share price level of the common stock immediately after the proposed reverse split will be maintained for any period of time.

In addition, the Board of Directors believes that the reverse split may improve the liquidity of the common stock in another manner.  Frequently, brokers charge trading commission based upon the number of shares purchased.  As a result, this trading commission per share is relatively higher as a percentage of the value of the shares of common stock purchased.  The Board of Directors and management believe that the relatively high trading cost of common stock may adversely impact the liquidity of the common stock by making it a less attractive investment to the stock of other companies in the Company’s industry.  If the reverse split is approved and implemented and the price of the common stock rises correspondingly, the trading cost per “trading dollar” of common stock would decrease.

The reverse split may result in some stockholders owning “odd lots” of less than 100 shares.  The costs, including brokerage commissions, of transactions in odd lots are generally higher than the costs in transactions in “round lots” of even multiples of 100.

Listing on the Amex or Nasdaq
One of the Amex and Nasdaq listing requirements is that the bid price of our common stock is at a specified minimum per share and that, after listing, the Amex and Nasdaq rules provide that, for an issue to be eligible for continued listing it may not appear that the aggregate market value of our common stock has become so reduced as to make further dealings on the Amex or Nasdaq inadvisable.

Our Board of Directors and financial advisors feel that CUI Global is at the threshold for listing on a national stock market provided we can achieve and maintain the required minimum per share bid price.  Our Board of Directors recommends that the highest interest of the stockholders is best served by a reverse split in order to enhance the common stock bid price.  It is believed that the reverse stock split along with our steady revenue growth should be a substantial basis for achieving the stock bid price necessary for our national stock market listing.  There is no assurance that our stock price will achieve the minimum bid price amount and that our stock price will continue to meet the minimum requirement for continued listing.

Because the current worldwide and United States financial situation is highly volatile, future economic prediction is uncertain.  Because of this uncertainty, the Board of Directors is not able to predict the stock bid price at the effective date of the reverse split.  The Board of Directors feels that it is in the best interest of the shareholders that a finite reverse stock split ratio number and effective date are not set at this time, but rather that the board has alternative ratio numbers and an effective date deadline that it can use to the best advantage of the Company.  This is the reasoning as to why the board set the reverse split limitations to effect the reverse stock split at any time prior to June 30, 2012 at a ratio of up to one for fifty (1 for 50), as determined by the board of directors in its sole discretion, rather than setting a specific ratio and effective date at this time.

Required Vote
Under Colorado law and CUI Global’s Restated Articles of Incorporation, one third of the shares of our Common Stock and Preferred Stock outstanding as of the Record Date constitutes a quorum.  If a quorum exists, approval of the proposed reverse stock split requires the affirmative “FOR” vote of a majority of the votes cast on the proposal.  Unless marked to the contrary, proxies received will be voted “FOR” approval of the reverse split.

Stockholder approval of the proposed reverse stock split to be voted on by the shareholders at this Special Meeting of Shareholders is a necessary ingredient toward our goal.  There is no assurance that the shareholders will approve the reverse split, in which event, our ability to meet the minimum national stock market listing requirements and ultimate listing is uncertain.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)
Upon completion of the reverse stock split, we will treat shares held by stockholders through a bank, broker, custodian or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures for processing the reverse stock split. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, the stockholder is encouraged to contact his/her bank, broker, custodian or other nominee.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)
Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.  If a stockholder holds registered shares in book-entry form with the transfer agent, after the reverse stock split becomes effective he/she will automatically receive the "post split" number of shares.

Holders of Certificated Shares of Common Stock
Any "pre-split" certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new "post-split" certificates.  Until surrendered, we will deem outstanding "pre-split" shares held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled.  No new "post-split" certificates will be issued to a stockholder until such stockholder has surrendered all "pre-split" certificates to the transfer agent, Computershare Trust Company, N. A.

No stockholder will be required to pay a transfer or other fee to exchange his, her or its "pre-split" certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the reverse stock split.

If a "pre-split" certificate has a restrictive legend, the New Certificate will be issued with the same restrictive legends that are on the "pre-split" certificate(s).

Fractional Shares
We do not expect to issue certificates representing fractional shares. Stockholders of record who would otherwise hold fractional shares because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the split ratio will be entitled to having their fractional “post-split” shares rounded up to a single share.  For example, if the number of "pre-split" common shares you own is not evenly divisible by the ratio number, the remaining shares will round up to the next number that is divisible by the ratio number.  For example, if you own 10,003 shares of CUI Global stock and IF the ratio number is 25, a one-for-twenty five reverse stock split will reduce your number of common shares to 401 shares after the reverse split.  Or, if you own 10,019 shares of CUI Global stock and IF the ratio number is 25, a one-for-twenty five reverse stock split will reduce your number of common shares to 401 shares after the reverse split.  The "rounded-up shares" are subject to applicable federal and state income tax.

Effect of the Reverse Stock Split on Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities
Based upon the reverse stock split ratio, proportionate adjustments are required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This will result in an adjusted per share price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares deliverable upon settlement or vesting of restricted and deferred stock awards and units will be similarly adjusted.

The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio. The number of shares remaining available for grant under CUI Global’s Stock Incentive Plans at the time of the reverse split shall remain the same.

Accounting Matters
The proposed reverse stock split will not affect the per share par value of our common stock, which will remain at $0.001.  As a result of the reverse stock split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. Basic earnings per share data will be adjusted for the changes for all periods presented, with disclosure of such action in the year of change.

Certain Federal Income Tax Consequences of the Reverse Stock Split
A summary of the federal income tax consequences of the reverse split is set forth in the paragraph below.  The discussion is based on the present federal income tax law.  The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed Reverse Split.  Income tax consequences to the stockholders may vary from the federal tax consequences described generally below.

STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED REVERSE SPLIT UNDER APPLICABLE FEDERAL, STATE, AND LOCAL INCOME TAX LAWS.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by stockholders. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

U.S. Holders
The reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to the round-up shares in lieu of fractional shares, no gain or loss will be recognized upon the reverse stock split.  Accordingly, the aggregate tax basis in the common stock received pursuant to the reverse stock split should equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

A U.S. holder who receives round-up shares in lieu of a fractional share of our common stock pursuant to the reverse stock split should recognize capital gain or loss in an amount equal to the difference between the amount of additional shares received and the U.S. holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for our common stock surrendered exceeded one year at the EFFECTIVE TIME. The deductibility of net capital losses by individuals and corporations is subject to limitations.

U.S. Information Reporting and Backup Withholding. Information returns generally will be required to be filed with the Internal Revenue Service (IRS) with respect to the receipt of round-up shares in lieu of a fractional share of our common stock pursuant to the reverse stock split in the case of certain U.S. holders.

Non-U.S. Holders
The discussion in this section is addressed to “non-U.S. holders.”  A non-U.S. holder is a beneficial owner of our common stock who is a foreign corporation or a non-resident alien individual.

Generally, non-U.S. holders will not recognize any gain or loss upon completion of the reverse stock split. In particular, gain or loss will not be recognized with respect to round-up shares received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the reverse stock split and other conditions are met, and (c) such non-U.S. holders comply with certain certification requirements.

Recommendation
We believe strongly that the approval of the reverse stock split is essential to our continued success.  For the reasons stated above the stockholders are being asked to approve the up to one for fifty (1 for 50) reverse stock split.

Rights of Dissenters With Respect to the
Corporate Action to
Authorize the Reverse Split

A record shareholder or a beneficial shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of certain corporate actions as stated in Colorado Revised Statutes, Article 113, Dissenters' Rights, Sections 7-113-101 through 7-113-302.

Colorado Revised Statutes, Section 7-113-102 provides:
(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

If the reverse split under consideration as described in this proxy statement becomes effective no certificate or scrip representing fractional shares of common stock will be issued; rather, fractional “post-split” shares shall be rounded up to a single share.

STOCKHOLDERS SHOULD CONSULT THEIR OWN LEGAL ADVISORS AS TO THEIR DISSENTERS' RIGHTS AND THE EFFECT OF THE CONTEMPLATED REVERSE SPLIT UNDER APPLICABLE FEDERAL AND STATE LAWS.

Colorado Revised Statutes, Section 7-113-201, Notice of Dissenters' Rights and subsequent sections provide in part that if a proposed corporate action creating dissenters' rights is submitted to a vote at a shareholders' meeting, a notice of the meeting shall be given to all shareholders who are entitled to demand payment for their shares under this article.  Any shareholder who was entitled to dissent, but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with certain notice requirements of the statute.  If a proposed corporate action creating dissenters' rights is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder,  a shareholder who wishes to assert dissenters' rights shall: (a) before the vote is taken, give the corporation written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and (b) not vote the shares in favor of the proposed corporate action.  A shareholder who does not satisfy the requirements of this section is not entitled to demand payment for the shareholder's shares under this article.

Other Business

Management does not presently know of any matter that may be presented for action at this Special Meeting other than as set forth herein.  However, if any other matters properly come before this Special Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment

Corporate Governance and Board of Directors Matters

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace.  We have adopted a general code of conduct, Corporate Code of Ethics and Business Conduct, and a code of business conduct and ethics for directors, officers (including our principal executive officer and principal financial and accounting officer) known as the Code of Ethics for Principal Executive and Financial Officers.  We have also adopted the following governance guides: Charter of the Audit Committee, Charter of the Compensation Committee, Compensation Discussion and Analysis, policy for Director Independence, reference for Shareholder Communications and Nominating Committee guide all of which, in conjunction with our certificate of incorporation and bylaws, form the framework for our corporate governance.  These corporate governance documents are available on our website at www.CUIGlobal.com.

Board of Directors Structure and Committee Composition
Presently, our board of directors consists of six directors.  Four of our six directors are “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934, Section 803A of the NYSE Amex LLC Company Guide and Rule 4200(a) of The Nasdaq Stock Market.  Our board of directors has the following standing committees: Audit Committee, Nominating Committee and Compensation Committee.  Each of the committees operates under a written charter adopted by the board of directors.  All of the committee charters are available on our website at www.CUIGlobal.com.

The following are Company directors and officers, the director seats and terms for which they were elected or appointed:
•
Director Seat #1, William J. Clough, age 59.  Mr. Clough was elected for a two year term at the 2006, 2008 and 2010 Annual Meeting of Stockholders.  Mr. Clough was appointed President and Chief Executive Officer of CUI Global, Inc. September 13, 2007 at which time Mr. Clough stepped down as Executive Vice President of Corporate Development.  Effective May 16, 2008, Mr. Clough was appointed Chief Executive Officer of CUI, Inc.

•
Director Seat #2, Thomas A. Price, age 65.  Mr. Price was elected to a one year term at the 2008 Annual Meeting of Stockholders and was elected to a two year term at the 2009 Annual Meeting of Stockholders.  Mr. Price is an “independent director” as defined in regulations of Rule 10A-3 under the Securities Exchange Act of 1934, Section 803A of the NYSE Amex LLC Company Guide and Rule 4200(a) of The Nasdaq Stock Market.  Mr. Price serves as Deputy Chairman of the Audit Committee.

•
Director Seat #3, Matthew M. McKenzie, age 31.  Mr. McKenzie was elected to a two year term at the 2008 and 2010 Annual Meeting of Stockholders.  Mr. McKenzie serves as President of CUI, Inc. and Chief Operating Officer of CUI Global, Inc.

•
Director Seat #4, Sean P. Rooney, age 42.  Mr. Rooney was elected to a one year term at the 2008 Annual Meeting of Stockholders and was elected to a two year term at the 2009 Annual Meeting of Stockholders.  Mr. Rooney is an “independent director” as defined in regulations of Rule 10A-3 under the Securities Exchange Act of 1934, Section 803A of the NYSE Amex LLC Company Guide and Rule 4200(a) of The Nasdaq Stock Market.   Mr. Rooney serves as Chairman of the Audit Committee.

•	Director Seat #5, vacant.
•
Director Seat #6, Corey Lambrecht, age 39.  Mr. Lambrecht was elected to a two year term at the 2007 and 2009 Annual Meeting of Stockholders.  Mr. Lambrecht is an “independent director” as defined in regulations of Rule 10A-3 under the Securities Exchange Act of 1934, Section 803A of the NYSE Amex LLC Company Guide and Rule 4200(a) of The Nasdaq Stock Market.  Mr. Lambrecht serves as Chairman of the Compensation Committee.

•
Director Seat #7, Colton R. Melby, age 51.  Mr. Melby was elected to a two year term at the 2008 and 2010 Annual Meeting of Stockholders.  Mr. Melby is an “independent director” as defined in regulations of Rule 10A-3 under the Securities Exchange Act of 1934, Section 803A of the NYSE Amex LLC Company Guide and Rule 4200(a) of The Nasdaq Stock Market.  Mr. Melby is the Chairman of the Board of Directors and serves on the Compensation Committee.

•	Director Seat #8, Vacant.
•	Chief Financial Officer, effective May 15, 2008, the Company appointed Daniel N. Ford as Chief Financial Officer of CUI Global, Inc. and its wholly owned subsidiary, CUI, Inc.

Our Corporate Governance Practices
We have always believed in strong and effective corporate governance procedures and practices.  In that spirit, we have summarized several of our corporate governance practices below.

Adopting Governance Guidelines
Our Board of Directors has adopted a set of corporate governance guidelines to establish a framework within which it will conduct its business and to guide management in its running of your Company.  The governance guidelines can be found on our website at www.CUIGlobal.com and are summarized below.

Monitoring Board Effectiveness
It is important that our Board of Directors and its committees are performing effectively and in the best interest of the Company and its stockholders.  The Board of Directors and each committee are responsible for annually assessing their effectiveness in fulfilling their obligations.

Conducting Formal Independent Director Sessions
On a regular basis, at the conclusion of regularly scheduled board meeting, the independent directors are encouraged to meet without our management or any non-independent directors.

Hiring Outside Advisors
The board and each of its committees may retain outside advisors and consultants of their choosing at our expense, without management's consent.

Avoiding Conflicts of Interest
We expect our directors, executives and employees to conduct themselves with the highest degree of integrity, ethics and honesty.  Our credibility and reputation depend upon the good judgment, ethical standards and personal integrity of each director, executive and employee.  In order to provide assurances to the Company and its stockholders, we have implemented standards of business conduct which provide clear conflict of interest guidelines to its employees and directors, as well as an explanation of reporting and investigatory procedures.

Providing Transparency
We believe that it is important that stockholders understand our governance practices.  In order to help ensure transparency of our practices, we have posted information regarding our corporate governance procedures on our website at www.CUIGlobal.com.

Communications with the Board of Directors
Stockholders may communicate with the board of directors by writing to the Company at CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062, phone (503) 612-2300.  Stockholders who would like their submission directed to a member of the board may so specify and the communication will be forwarded as appropriate.

Standards of Business Conduct
The board of directors has adopted a Code of Ethics and Business Conduct and Code of Ethics for Principal Executive and Financial Officers for all of our employees and directors, including the Company's principal executive and senior financial officers.  You can obtain a copy of these documents on our website at www.CUIGlobal.com or by making a written request to the Company at CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062, phone (503) 612-2300.  We will disclose any amendments to the Code of Ethics and Business Conduct and Code of Ethics for Principal Executive and Financial Officers or waiver of a provision there from on our website at www.CUIGlobal.com.

Ensuring Auditor Independence
We have taken a number of steps to ensure the continued independence of our independent registered public accounting firm.  That firm reports directly to the Audit Committee, which also has the ability to pre-approve or reject any non-audit services proposed to be conducted by our independent registered public accounting firm.

Committees of the Board and Meetings

Our board currently appoints the members of the audit, nominating and compensation committees.  Each of our board committees has a written charter approved by our board.  Current copies of the committee charters are posted on our website at www.CUIGlobal.com

Audit Committee
The Audit Committee is established pursuant to the Sarbanes-Oxley Act of 2002 for the purposes of overseeing the company’s accounts and financial reporting processes and audits of its financial statements.  The Audit Committee reviews the financial information that will be provided to the Stockholders and others, the systems of internal controls established by management and the board and the independence and performance of the Company’s audit process.  The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of our independent Registered Public Accounting firm, review of financial reporting, internal company processes of business/financial risk and applicable legal, ethical and regulatory requirements.

The Audit Committee is currently comprised of Sean P. Rooney, Chairman, and Thomas A. Price, Deputy Chairman.  Messers Rooney and Price are independent in accordance with Rule 10A-3 under the Securities Exchange Act of 1934, Section 803A and 803B(2) of the NYSE Amex LLC Company Guide and Rule 4200(a) of The Nasdaq Stock Market.

Nominating Committee
The nominating committee consists of all of the members of the Board of Directors who are "independent directors" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, Section 803A of the NYSE Amex LLC Company Guide and Rule 4200(a) of The Nasdaq Stock Market.  The nominating committee is responsible for the evaluation of nominees for election as director, the nomination of director candidates for election by the stockholders and evaluation of sitting directors.  The board has developed a formal policy for the identification and evaluation of nominees, Charter of the Nominating Committee of the Board of Directors which can be seen on our website at www.CUIGlobal.com.  In general, when the board determines that expansion of the board or replacement of a director is necessary or appropriate, the nominating committee will review, through candidate interviews with members of the board and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The committee reviews any special expertise, for example, that qualifies a person as an audit committee financial expert, membership or influence in a particular geographic or business target market, or other relevant business experience.  To date the Company has not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential director candidates.

The nominating committee considers director candidates nominated by stockholders during such times as the Company is actively considering obtaining new directors.  Candidates recommended by stockholders will be evaluated based on the same criteria described above.  Stockholders desiring to suggest a candidate for consideration should send a letter to the Company's secretary and include: (a) a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing shareholder and the candidate; (f) information regarding potential conflicts of interest and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected.  Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.

Compensation Committee
The Compensation Committee discharges the board’s responsibilities relating to general compensation policies and practices and compensation of our executives.  In discharging its responsibilities, the Compensation Committee establishes principles and procedures in order to ensure to the board and the stockholders that the compensation practices of the Company are appropriately designed and implemented to attract, retain and reward high quality executives, and are in accordance with all applicable legal and regulatory requirements.  The Board of Directors adopted a charter, Charter of the Compensation Committee of the Board of Directors that defines the Company’s compensation policy and procedure.  This charter may be seen at the company’s website, www.CUIGlobal.com.  In this context, the Compensation Committee’s authority, duties and responsibilities are:

•	To annually review the Company’s philosophy regarding executive compensation.
•
To periodically review market and industry data to assess the Company’s competitive position, and to retain any compensation consultant to be used to assist in the evaluation of directors’ and executive officers’ compensation.

•	To establish and approve the Company goals and objectives, and associated measurement metrics relevant to compensation of the Company’s executive officers.
•	To establish and approve incentive levels and targets relevant to compensation of the executive officers.
•
To annually review and make recommendations to the board to approve, for all principal executives and officers, the base and incentive compensation, taking into consideration the judgment and recommendation of the Chief Executive Officer for the compensation of the principal executives and officers.

•
To separately review, determine and approve the Chief Executive Officer’s applicable compensation levels based on the Committee’s evaluation of the Chief Executive Officer’s performance in light of the Company’s and the individual goals and objectives.

•
To periodically review and make recommendations to the board with respect to the compensation of directors, including board and committee retainers, meeting fees, equity-based compensation and such other forms of compensation as the Compensation Committee may consider appropriate.

•	To administer and annually review the Company’s incentive compensation plans and equity-based plans.
•
To review and make recommendations to the board regarding any executive employment agreements, any proposed severance arrangements or change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, and any perquisites, special or supplemental benefits.

•
To review and discuss with management, the Compensation Disclosure and Analysis (CD&A), and determine the Committee’s recommendation for the CD&A’s inclusion in the Company’s annual report filed on Form 10-K with the SEC.

Compensation Committee Members
The Compensation Committee of the Board of Directors is appointed by the Board of Directors to discharge the board's responsibilities with respect to all forms of compensation of the Company's executive officers, to administer the Company's equity incentive plans, and to produce an annual report on executive compensation for use in the Company's 10-K.  The Compensation Committee, currently and during the preceding fiscal year, consists of two independent board members, Colton Melby and Chairman, Corey Lambrecht.  During fiscal years 2009 and 2010, both members were non-employee directors within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.  The board has determined that during fiscal year 2010, both members were "independent" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, Section 803A of the NYSE Amex LLC Company Guide and Rule 4200(a) of The Nasdaq Stock Market.

Security Ownership of Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our Voting Shares as of the date of this Proxy Statement by: (i) each shareholder known by us to be the beneficial owner of 5% or more of the outstanding Voting Shares, (ii) each of our directors and executives and (iii) all directors and executive officers as a group.  Except as otherwise indicated, we believe that the beneficial owners of the Voting Shares listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Shares of common stock issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of filing this document have been included in the table.

Of the 10,000,000 preferred shares authorized by the Company, 5,000,000 shares have been designated as Series A Convertible Preferred, 30,000 shares have been designated as Series B Convertible Preferred and 10,000 shares have been designated as Series C Convertible Preferred.  As of March 31, 2011, no shares of Series B and Series C Convertible Preferred Stock are issued and outstanding.

BENEFICIAL INTEREST TABLE

	Common Stock		Preferred Stock
			Series A Convertible		Series B Convertible		Series C Convertible		Percent of
Name and Address of Beneficial Owner	Number	Percent of Class (2)	Number	Percent of Class (3)	Number	Percent of Class	Number	Percent of Class	All Voting Securities (4)
Colton Melby (5)	12,681,623	5.78%	-	*	-	*	-	*	5.78%
William J. Clough (6)	5,549,288	2.48%	-	*	-	*	-	*	2.48%
Thomas A. Price (7)	1,892,000	*	-	*	-	*	-	*	*
Sean P. Rooney (8)	365,202	*	-	*	-	*	-	*	*
Corey Lambrecht (9)	192,000	*	-	*	-	*	-	*	*
Matthew M McKenzie (10)	749,205	*	-	*	-	*	-	*	*
Daniel N. Ford (11)	418,559	*	-	*	-	*	-	*	*
Kjell Qvale (12)	25,223,082	11.49%	-	*	-	*	-	*	11.48%
Mitchell Saltz (13)	11,985,865	5.47%	-	*	-	*	-	*	5.46%
Jerry Ostrin	-	*	45,000	89.03%	-	*	-	*	*
Barry Lezak	-	*	3,043	6.02%	-	*	-	*	*
Officers, Directors, Executives as Group	21,847,877	9.67%	-	*	-	*	-	*	9.66%

* Less than 1 percent

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062.
(2)
Calculated on the basis of 219,282,472 shares of common stock issued and outstanding at May 31, 2011 except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of such holder of options or warrants. This calculation excludes shares of common stock issuable upon the conversion of Series A Preferred Stock.

(3)	Calculated on the basis of 50,543 shares of Series A Preferred Stock issued and outstanding at May 31, 2011.

(4)
Calculated on the basis of an aggregate of 219,282,472 shares of common stock with one vote per share including 50,543 shares of Series A Preferred Stock with one vote per share issued and outstanding at May 31, 2011; shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of such holder of options or warrants; shares of common stock underlying convertible debt, options and warrants do not have voting privileges and are not included herein.

(5)
Colton Melby controls the investment decisions of a limited liability company that owns the securities.  The limited liability company is owned by a limited partnership in which Mr. Melby owns an indirect interest.  Mr. Melby's common stock includes vested options to purchase 192,000 common shares.  Mr. Melby is Chairman of the Board of Directors.

(6)
Mr. Clough's common stock includes 3,540,485 common shares he has the right to purchase pursuant to a warrant and vested options to purchase 1,307,303 common shares.  Mr. Clough is a Director and Chief Executive Officer/President of CUI Global, Inc.

(7)	Mr. Price's shares included vested options to purchase 192,000 common shares. Mr. Price is a Director.
(8)	Mr. Rooney's shares include vested options to purchase 192,000 common shares. Mr. Rooney is a Director.
(9)	Mr. Lambrecht's shares include vested options to purchase 192,000 common shares. Mr. Lambrecht is a Director.
(10)
Mr. McKenzie's shares include vested options to purchase 728,900 common shares.  Mr. McKenzie is a Director, Chief Operating Officer of CUI Global, Inc.  Mr. McKenzie's securities include an option to purchase 83,891 shares owned by his spouse.

(11)	Mr. Ford's shares include vested options to purchase 377,949 common shares. Mr. Ford is the Chief Financial Officer of CUI Global, Inc.
(12)	Mr. Qvale's common stock includes 302,135 shares underlying two fully vested warrants. All securities are owned by a trust controlled by Mr. Qvale.
(13)	A portion of Mr. Saltz's securities is owned by a limited liability company controlled by Mr. Saltz.

We relied upon Section 4(2) of the Securities Act of 1933 as the basis for an exemption from registration for the issuance of the above securities.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons owning more than 10% of our common stock to file reports of ownership and reports of changes of ownership with the Securities and Exchange Commission.  These reporting persons are required to furnish us with copies of all Section 16(a) forms that they file.  Based solely upon a review of copies of these filings received, we believe that all filing requirements were complied with during the fiscal year ended December 31, 2010 and as noted in the Form 10-K filed with the Commission on March 31, 2011.  We have made all officers and directors aware of their reporting obligations and have appointed an employee to oversee Section 16 compliance for future filings

Legal Proceedings

The Company is not involved in any legal proceedings.  No director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Expenses of Issuance and Distribution

The following table sets forth various expenses, which will be incurred in connection with the registration of our securities.  Other than the SEC Registration Fee, the amounts set forth below are estimates:

Printing Expenses	$1,000
Legal Fees and Expenses	$5,000
Accounting Fees and Expenses	$1,000
Miscellaneous expenses	$1,000
TOTAL	$10,000

Independent Registered Public Accounting Firm

The financial statements of the Company, which are furnished herewith as of December 31, 2010, have been audited by Webb & Company, P. A., Independent Registered Public Accounting Firm and the Company’s Quarterly Reports on Form 10-Q for the quarters of the current fiscal year have been reviewed by Webb & Company, P. A.  Representatives of Webb & Company, P. A. will be present via teleconference at the Special Stockholder Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Where You Can Find Additional Information

The Company will provide to each person to whom a proxy statement is delivered
•	a copy of any or all of the information that has been incorporated by reference in the proxy statement, but not delivered with the proxy statement;
•	we will provide this information upon written or oral request;
•	we will provide this information at no cost to the requester.

Contact us at: CUI Global, Inc., 20050 SW 112th Avenue, Tualatin, Oregon 97062; phone us at (503) 612-2300; email us at investors@CUIGlobal.com or view copies online at www.CUIGlobal.com.

You may read and copy all or any portion of the proxy statement or any other information, which we filed at the SEC's public reference rooms in Washington, D.C., New York City and Chicago, Illinois.  The address for the SEC's public reference room in Washington, D.C. is U.S. Securities and Exchange Commission, 100 "F" Street, N.E., Washington, DC 20549.  You may request copies of these documents, upon payment of a duplicating filing fee, by writing to the SEC.  Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  Our SEC filings are also available to you free of charge at the SEC's web site at http://www.sec.gov and our Company website at www.CUIGlobal.com.

Shareholder Proposals for the 2011 Annual Meeting of Stockholders

Under the Security and Exchange Commission’s proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting.  Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to CUI Global’s Corporate Secretary in a timely manner.  For a stockholder proposal to be considered for inclusion in our proxy statement for our 2011 Annual Meeting of Stockholders, the Corporate Secretary of CUI Global must receive the written proposal at our principal executive offices no later than July 1, 2011; provided, however, that in the event that we hold our 2011 Annual Meeting of stockholders more than 30 days before or after the one-year anniversary date of the Special Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

CUI Global, Inc.
Attn: Corporate Secretary
20050 SW 112th Avenue
Tualatin, Oregon 97062

Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2011 Annual Meeting because there are other requirements in the proxy rules.

Annual Report

A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS WHICH INCLUDES OUR ANNUAL REPORT ON FORM 10-K AND FORM 10-Q AND THIS PROXY STATEMENT ARE AVAILABLE TO YOU ON THE INTERNET OR, UPON YOUR REQUEST, WILL BE PROMPTLY MAILED TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE SPECIAL MEETING.  THE NOTICE, WHICH WAS MAILED TO YOU, INSTRUCTS YOU AS TO HOW YOU MAY ACCESS AND REVIEW ALL OF THE PROXY MATERIALS ON THE INTERNET.  IF YOU WOULD LIKE TO RECEIVE A PAPER OR EMAIL COPY OF OUR PROXY MATERIALS, YOU SHOULD FOLLOW THE INSTRUCTIONS FOR REQUESTING SUCH MATERIALS IN THE NOTICE.

By Order of the Board of Directors
Bradley J. Hallock,
Corporate Secretary

Documents Incorporated by Reference

The Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q are included herein by reference.

Proxy Solicited on Behalf of the
Board of Directors
for the Special Shareholder Meeting of the
CUI Global, Inc. Stockholders

The undersigned, revoking all previous proxies, appoints Bradley J. Hallock, Corporate Secretary, attorney and proxy of the undersigned, with power of substitution, to represent the undersigned at the Special Meeting of Stockholders of CUI Global, Inc. to be held Tuesday, August 23, 2011, at 9:00 a.m. PST in our corporate offices located at 20050 SW 112th Avenue, Tualatin, Oregon 97062 and for any adjournments thereof and to vote all shares of Voting Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

☒           Please mark your votes with an “X” as in this example.

The Board of Directors recommends a vote FOR the following proposal:

PROPOSAL

TO APPROVE A COMMON STOCK
REVERSE STOCK SPLIT

A proposal to effect a reverse stock split of the issued and outstanding shares of the Company’s $0.001 par value common stock at any time prior to June 30, 2012 at a ratio of up to one for fifty (1 for 50), as determined by the board of directors in its sole discretion.  No fractional shares will be issued: If the number of "pre-split" common shares is not evenly divisible by the ratio number, the "pre-split" shares will round up to the next number that is divisible by the ratio number.  The number of authorized common stock shall remain unaffected and the par value shall remain at $0.001 per share.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO APPROVE THE COMMON STOCK REVERSE STOCK SPLIT

Date	2011

Signature

Signature of joint holder, if any

Please sign exactly as your name appears on your stock certificate or account.  Executors, administrators, trustees, etc. should give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer.  If a partnership, please sign in partnership name by authorized person.